PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT DECEMBER 31, 2016 (In apartment units)

	MAA Same Store	Legacy Post Same Store	MAA Non Same Store	Legacy Post Non Same Store(1)	MAA Lease-up	Total for Completed Communities	MAA Development Units Delivered	Legacy Post Development Units Delivered	Total

Atlanta, GA	6,074	5,065	3	340	—	11,482	—	—	11,482
Dallas, TX	4,359	4,726	680	—	—	9,765	—	—	9,765
Austin, TX	5,838	935	—	—	—	6,773	—	—	6,773
Charlotte, NC	4,401	1,748	—	—	—	6,149	—	—	6,149
Tampa, FL	2,878	2,342	—	—	—	5,220	—	—	5,220
Orlando, FL	3,190	1,308	462	—	—	4,960	212	—	5,172
Raleigh/Durham, NC	4,397	397	—	—	—	4,794	—	263	5,057
Houston, TX	3,232	653	352	242	—	4,479	—	225	4,704
Fort Worth, TX	4,093	—	426	—	—	4,519	—	—	4,519
Washington, DC	741	2,645	694	—	—	4,080	—	—	4,080
Nashville, TN	3,207	—	569	—	—	3,776	—	—	3,776
Phoenix, AZ	1,976	—	325	—	322	2,623	—	—	2,623
Las Vegas, NV	721	—	—	—	—	721	—	—	721
South Florida	480	—	—	—	—	480	—	—	480
Large Markets	45,587	19,819	3,511	582	322	69,821	212	488	70,521

Jacksonville, FL	3,202	—	294	—	—	3,496	—	—	3,496
Charleston, SC	2,648	—	78	—	302	3,028	—	—	3,028
Savannah, GA	2,219	—	—	—	—	2,219	—	—	2,219
Greenville, SC	1,748	—	—	—	336	2,084	—	—	2,084
Richmond, VA	1,668	—	254	—	—	1,922	—	—	1,922
Memphis, TN	1,811	—	—	—	—	1,811	—	—	1,811
San Antonio, TX	1,504	—	—	—	—	1,504	—	—	1,504
Birmingham, AL	1,462	—	—	—	—	1,462	—	—	1,462
Little Rock, AR	1,368	—	—	—	—	1,368	—	—	1,368
Jackson, MS	1,241	—	—	—	—	1,241	—	—	1,241
Huntsville, AL	1,228	—	—	—	—	1,228	—	—	1,228
Lexington, KY	924	—	—	—	—	924	—	—	924
Other	5,335	—	981	—	—	6,316	—	—	6,316
Secondary Markets	26,358	—	1,607	—	638	28,603	—	—	28,603
Total Multifamily Units	71,945	19,819	5,118	582	960	98,424	212	488	99,124

(1)Excludes 269 units in joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS
Dollars in thousands, except Average Effective Rent

		As of December 31, 2016			Average Effective Rent for the Three Months Ended December 31, 2016	As of December 31, 2016
		Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy		Completed Units	Total Units, Including Development

Atlanta, GA		$1,788,918	14.2%	96.5%	$1,309	11,482
Dallas, TX		1,328,925	10.5%	95.6%	1,252	9,765
Washington, DC		932,576	7.4%	97.5%	1,679	4,080
Charlotte, NC		913,208	7.2%	96.5%	1,145	6,149
Tampa, FL		834,141	6.6%	96.8%	1,341	5,220
Orlando, FL		760,164	6.0%	95.9%	1,312	4,960
Austin, TX		745,131	5.9%	96.2%	1,164	6,773
Raleigh/Durham, NC		590,189	4.7%	96.4%	1,013	4,794
Houston, TX		504,870	4.0%	94.3%	1,171	4,479
Fort Worth, TX		387,614	3.1%	96.3%	1,045	4,519
Nashville, TN		376,601	3.0%	95.6%	1,152	3,776
Phoenix, AZ		295,127	2.3%	97.4%	1,027	2,301
Las Vegas, NV		66,921	0.5%	97.8%	889	721
South Florida		58,155	0.5%	96.9%	1,589	480
Large Markets		$9,582,540	75.9%	96.2%	$1,230	69,499

Charleston, SC		$283,056	2.2%	96.6%	$1,107	2,726
Jacksonville, FL		281,587	2.2%	97.5%	1,014	3,496
Richmond, VA		235,113	1.9%	96.7%	1,036	1,922
Savannah, GA		228,269	1.8%	97.6%	995	2,219
San Antonio, TX		158,145	1.3%	96.2%	1,057	1,504
Kansas City, MO-KS		154,446	1.2%	96.1%	1,190	956
Birmingham, AL		147,750	1.2%	96.6%	945	1,462
Memphis, TN		122,382	1.0%	96.2%	898	1,811
All Other Secondary Markets by State (individual markets <1% gross real assets)
Alabama		$166,227	1.3%	96.1%	$842	1,856
Virginia		146,622	1.2%	97.9%	1,196	1,039
Florida		138,924	1.1%	96.3%	1,014	1,790
South Carolina		126,831	1.0%	96.9%	794	2,324
Arkansas		112,976	0.9%	96.4%	882	1,368
Kentucky		88,393	0.7%	96.1%	849	1,308
Mississippi		69,134	0.5%	96.4%	865	1,241
Tennessee		47,830	0.4%	96.7%	812	943
Secondary Markets		$2,507,685	19.9%	96.7%	$970	27,965

Subtotal		$12,090,225	95.8%	96.4%	$1,155	97,464

Houston, TX	Large	$81,231	0.6%	12.9%	$1,375	225	388
Atlanta, GA	Large	69,853	0.6%	0.0%	—	—	770
Phoenix, AZ	Large	69,443	0.5%	85.1%	1,246	322	322
Raleigh/Durham, NC	Large	55,238	0.4%	74.1%	1,089	263	406
Denver, CO	Large	43,522	0.3%	0.0%	—	—	358
Austin, TX	Large	42,307	0.3%	0.0%	—	—	344
Orlando, FL	Large	35,060	0.3%	77.8%	1,318	212	314
Charleston, SC	Secondary	69,825	0.6%	82.1%	1,555	302	302
Greenville, SC	Secondary	56,602	0.4%	81.8%	1,216	336	336
Richmond, VA	Secondary	12,530	0.1%	0.0%	—	—	82
Kansas City, MO-KS	Secondary	12,526	0.1%	0.0%	—	—	154
Lease-up and Development		$548,137	4.2%	71.4%	$1,298	1,660	3,776

Total Wholly Owned Multifamily Communities		$12,638,362	100.0%	95.9%	$1,158	99,124	101,240

Schedule excludes joint venture property in Washington, D.C.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME
Dollars in thousands

	Apartment	Gross Real	Three Months Ended
	Units	Assets	December 31, 2016	December 31, 2015	Percent Change
Property Revenue
Same Store Communities	71,945	$7,211,211	$247,250	$238,615	3.6%
Non-Same Store Communities	25,519	4,879,015	54,344	23,138
Lease up/Development Communities	1,660	548,136	3,118	—
Total Multifamily Portfolio	99,124	$12,638,362	$304,712	$261,753
Commercial Property/Land	—	$203,016	$2,486	$1,584
Total Property Revenue	99,124	$12,841,378	$307,198	$263,337

Property Expenses
Same Store Communities			$90,686	$88,403	2.6%
Non-Same Store Communities			19,731	8,551
Lease up/Development Communities			1,490	26
Total Multifamily Portfolio			$111,907	$96,980
Commercial Property/Land			$967	$561
Total Property Expenses			$112,874	$97,541

Net Operating Income
Same Store Communities			$156,564	$150,212	4.2%
Non-Same Store Communities			34,613	14,587
Lease up/Development Communities			1,628	(26)
Total Multifamily Portfolio			$192,805	$164,773
Commercial Property/Land			$1,519	$1,023
Total Net Operating Income			$194,324	$165,796	17.2%

COMPONENTS OF SAME STORE PROPERTY EXPENSES
Dollars in thousands

	Three Months Ended			Year Ended
	December 31, 2016	December 31, 2015	Percent Increase/(Decrease)	December 31, 2016	December 31, 2015	Percent Increase/(Decrease)
Personnel	$23,139	$22,542	2.6%	$93,439	$91,561	2.1%
Building Repair and Maintenance	10,262	10,532	(2.6)%	44,354	44,025	0.7%
Utilities	20,173	19,953	1.1%	81,726	79,935	2.2%
Marketing	2,641	2,915	(9.4)%	10,454	11,759	(11.1)%
Office Operations	4,146	3,122	32.8%	14,507	13,225	9.7%
Property Taxes	27,719	26,373	5.1%	113,555	106,914	6.2%
Insurance	2,606	2,966	(12.1)%	11,187	11,808	(5.3)%
Total Property Expenses	$90,686	$88,403	2.6%	$369,222	$359,227	2.8%

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY REGION

Combined Adjusted Same Store Portfolio

			Average Physical Occupancy
	Apartment Units	Percent of Combined Adjusted Same Store NOI	Three months ended December 31, 2016	Three months ended December 31, 2015
Atlanta, GA	11,139	14.1%	96.2%	96.1%
Dallas, TX	9,085	10.0%	95.8%	96.0%
Charlotte, NC	6,149	7.2%	96.0%	96.0%
Austin, TX	6,773	6.9%	96.0%	95.8%
Tampa, FL	5,220	6.8%	96.4%	96.3%
Washington, DC	3,386	5.8%	96.9%	96.4%
Orlando, FL	4,498	5.7%	95.8%	96.6%
Raleigh/Durham, NC	4,794	4.9%	96.1%	95.6%
Fort Worth, TX	4,093	4.0%	96.1%	96.6%
Nashville, TN	3,207	3.7%	95.7%	95.5%
Houston, TX	3,885	3.6%	94.5%	95.6%
Phoenix, AZ	1,976	2.0%	97.0%	96.6%
South Florida	480	0.7%	96.7%	95.9%
Las Vegas, NV	721	0.7%	97.8%	97.9%
Large Markets	65,406	76.1%	96.0%	96.1%

Jacksonville, FL	3,202	3.0%	96.3%	96.4%
Charleston, SC	2,648	2.8%	95.7%	95.8%
Savannah, GA	2,219	2.0%	96.4%	96.0%
Richmond, VA	1,668	1.7%	96.3%	96.1%
Memphis, TN	1,811	1.4%	95.9%	95.2%
San Antonio, TX	1,504	1.4%	96.6%	96.2%
Greenville, SC	1,748	1.4%	96.6%	95.6%
Birmingham, AL	1,462	1.3%	96.1%	96.4%
Little Rock, AR	1,368	1.2%	96.1%	95.4%
Jackson, MS	1,241	1.0%	96.2%	96.5%
Huntsville, AL	1,228	1.0%	96.1%	95.5%
Lexington, KY	924	0.8%	96.0%	96.5%
Other	5,335	4.9%	96.0%	96.1%
Secondary Markets	26,358	23.9%	96.1%	96.0%

Total Combined Adjusted Same Store	91,764	100.0%	96.1%	96.1%

Supplemental Data S-4

MULTIFAMILY SAME STORE QUARTER OVER QUARTER COMPARISONS
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Effective Rent per Unit
		Q4 2016	Q4 2015	% Chg	Q4 2016	Q4 2015	% Chg	Q4 2016	Q4 2015	% Chg	Q4 2016	Q4 2015	% Chg
Atlanta, GA	6,074	$23,062	$21,965	5.0%	$8,144	$7,713	5.6%	$14,918	$14,252	4.7%	$1,153	$1,093	5.5%
Austin, TX	5,838	21,008	20,351	3.2%	8,963	8,531	5.1%	12,045	11,820	1.9%	1,095	1,058	3.5%
Charlotte, NC	4,401	15,435	14,692	5.1%	4,817	4,822	(0.1)%	10,618	9,870	7.6%	1,070	1,018	5.1%
Dallas, TX	4,359	16,751	16,032	4.5%	6,550	6,653	(1.5)%	10,201	9,379	8.8%	1,189	1,140	4.3%
Raleigh/Durham, NC	4,397	14,458	13,928	3.8%	4,873	4,478	8.8%	9,585	9,450	1.4%	1,005	961	4.6%
Fort Worth, TX	4,093	14,388	13,597	5.8%	5,672	5,488	3.4%	8,716	8,109	7.5%	1,051	992	5.9%
Orlando, FL	3,190	12,706	12,124	4.8%	4,474	4,395	1.8%	8,232	7,729	6.5%	1,229	1,159	6.0%
Nashville, TN	3,207	11,770	11,307	4.1%	3,824	3,739	2.3%	7,946	7,568	5.0%	1,133	1,093	3.7%
Tampa, FL	2,878	10,916	10,370	5.3%	3,919	3,858	1.6%	6,997	6,512	7.4%	1,152	1,093	5.4%
Houston, TX	3,232	10,797	11,030	(2.1)%	4,345	4,467	(2.7)%	6,452	6,563	(1.7)%	1,033	1,057	(2.3)%
Phoenix, AZ	1,976	6,496	6,204	4.7%	2,108	2,098	0.5%	4,388	4,106	6.9%	993	948	4.7%
South Florida	480	2,398	2,259	6.2%	841	830	1.3%	1,557	1,429	9.0%	1,589	1,522	4.4%
Las Vegas, NV	721	2,195	2,092	4.9%	725	741	(2.2)%	1,470	1,351	8.8%	889	831	7.0%
Large Markets	44,846	$162,380	$155,951	4.1%	$59,255	$57,813	2.5%	$103,125	$98,138	5.1%	$1,106	$1,060	4.3%

Jacksonville, FL	3,202	$9,985	$9,709	2.8%	$3,406	$3,417	(0.3)%	$6,579	$6,292	4.6%	$983	$951	3.4%
Charleston, SC	2,648	9,443	9,158	3.1%	3,427	3,546	(3.4)%	6,016	5,612	7.2%	1,092	1,050	4.0%
Savannah, GA	2,219	7,277	7,237	0.6%	2,942	2,589	13.6%	4,335	4,648	(6.7)%	995	985	1.0%
Richmond, VA	1,668	5,416	5,253	3.1%	1,809	1,708	5.9%	3,607	3,545	1.7%	994	954	4.2%
Memphis, TN	1,811	5,259	5,019	4.8%	2,188	2,179	0.4%	3,071	2,840	8.1%	898	857	4.8%
San Antonio, TX	1,504	5,159	5,068	1.8%	2,175	2,018	7.8%	2,984	3,050	(2.2)%	1,057	1,050	0.7%
Greenville, SC	1,748	4,659	4,492	3.7%	1,701	1,755	(3.1)%	2,958	2,737	8.1%	793	768	3.3%
Birmingham, AL	1,462	4,642	4,591	1.1%	1,914	1,713	11.7%	2,728	2,878	(5.2)%	945	937	0.9%
Little Rock, AR	1,368	3,876	3,804	1.9%	1,381	1,380	0.1%	2,495	2,424	2.9%	882	871	1.3%
Jackson, MS	1,241	3,572	3,512	1.7%	1,287	1,318	(2.4)%	2,285	2,194	4.1%	865	854	1.3%
Fredericksburg, VA	741	2,964	2,929	1.2%	889	877	1.4%	2,075	2,052	1.1%	1,229	1,200	2.4%
Huntsville, AL	1,228	3,308	3,197	3.5%	1,243	1,273	(2.4)%	2,065	1,924	7.3%	785	765	2.6%
Lexington, KY	924	2,613	2,494	4.8%	924	895	3.2%	1,689	1,599	5.6%	861	833	3.4%
Other	5,335	16,697	16,201	3.1%	6,145	5,922	3.8%	10,552	10,279	2.7%	967	935	3.4%
Secondary Markets	27,099	$84,870	$82,664	2.7%	$31,431	$30,590	2.7%	$53,439	$52,074	2.6%	$959	$933	2.8%

Total Same Store	71,945	$247,250	$238,615	3.6%	$90,686	$88,403	2.6%	$156,564	$150,212	4.2%	$1,051	$1,012	3.9%

Supplemental Data S-5

MULTIFAMILY SAME STORE SEQUENTIAL QUARTER COMPARISONS
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Effective Rent per Unit
		Q4 2016	Q3 2016	% Chg	Q4 2016	Q3 2016	% Chg	Q4 2016	Q3 2016	% Chg	Q4 2016	Q3 2016	% Chg
Atlanta, GA	6,074	$23,062	$23,148	(0.4)%	$8,144	$8,548	(4.7)%	$14,918	$14,600	2.2%	$1,153	$1,144	0.8%
Austin, TX	5,838	21,008	21,185	(0.8)%	8,963	9,376	(4.4)%	12,045	11,809	2.0%	1,095	1,095	0.0%
Charlotte, NC	4,401	15,435	15,363	0.5%	4,817	5,047	(4.6)%	10,618	10,316	2.9%	1,070	1,064	0.6%
Dallas, TX	4,359	16,751	16,818	(0.4)%	6,550	7,256	(9.7)%	10,201	9,562	6.7%	1,189	1,184	0.4%
Raleigh/Durham, NC	4,397	14,458	14,487	(0.2)%	4,873	5,158	(5.5)%	9,585	9,329	2.7%	1,005	1,003	0.2%
Fort Worth, TX	4,093	14,388	14,270	0.8%	5,672	6,283	(9.7)%	8,716	7,987	9.1%	1,051	1,044	0.7%
Orlando, FL	3,190	12,706	12,659	0.4%	4,474	4,488	(0.3)%	8,232	8,171	0.7%	1,229	1,221	0.7%
Nashville, TN	3,207	11,770	11,840	(0.6)%	3,824	4,040	(5.3)%	7,946	7,800	1.9%	1,133	1,132	0.1%
Tampa, FL	2,878	10,916	10,875	0.4%	3,919	4,140	(5.3)%	6,997	6,735	3.9%	1,152	1,146	0.5%
Houston, TX	3,232	10,797	10,902	(1.0)%	4,345	4,686	(7.3)%	6,452	6,216	3.8%	1,033	1,043	(1.0)%
Phoenix, AZ	1,976	6,496	6,506	(0.2)%	2,108	2,291	(8.0)%	4,388	4,215	4.1%	993	987	0.6%
South Florida	480	2,398	2,368	1.3%	841	878	(4.2)%	1,557	1,490	4.5%	1,589	1,581	0.5%
Las Vegas, NV	721	2,195	2,204	(0.4)%	725	789	(8.1)%	1,470	1,415	3.9%	889	875	1.6%
Large Markets	44,846	$162,380	$162,625	(0.2)%	$59,255	$62,980	(5.9)%	$103,125	$99,645	3.5%	$1,106	$1,102	0.4%

Jacksonville, FL	3,202	$9,985	$10,019	(0.3)%	$3,406	$3,596	(5.3)%	$6,579	$6,423	2.4%	$983	$979	0.4%
Charleston, SC	2,648	9,443	9,525	(0.9)%	3,427	3,363	1.9%	6,016	6,162	(2.4)%	1,092	1,085	0.6%
Savannah, GA	2,219	7,277	7,400	(1.7)%	2,942	2,801	5.0%	4,335	4,599	(5.7)%	995	995	0.0%
Richmond, VA	1,668	5,416	5,420	(0.1)%	1,809	1,850	(2.2)%	3,607	3,570	1.0%	994	989	0.5%
Memphis, TN	1,811	5,259	5,258	0.0%	2,188	2,341	(6.5)%	3,071	2,917	5.3%	898	889	1.0%
San Antonio, TX	1,504	5,159	5,172	(0.3)%	2,175	2,223	(2.2)%	2,984	2,949	1.2%	1,057	1,060	(0.3)%
Greenville, SC	1,748	4,659	4,639	0.4%	1,701	1,785	(4.7)%	2,958	2,854	3.6%	793	790	0.4%
Birmingham, AL	1,462	4,642	4,653	(0.2)%	1,914	1,890	1.3%	2,728	2,763	(1.3)%	945	947	(0.2)%
Little Rock, AR	1,368	3,876	3,890	(0.4)%	1,381	1,494	(7.6)%	2,495	2,396	4.1%	882	884	(0.2)%
Jackson, MS	1,241	3,572	3,584	(0.3)%	1,287	1,360	(5.4)%	2,285	2,224	2.7%	865	865	0.0%
Fredericksburg, VA	741	2,964	2,975	(0.4)%	889	914	(2.7)%	2,075	2,061	0.7%	1,229	1,235	(0.5)%
Huntsville, AL	1,228	3,308	3,315	(0.2)%	1,243	1,319	(5.8)%	2,065	1,996	3.5%	785	785	0.0%
Lexington, KY	924	2,613	2,579	1.3%	924	923	0.1%	1,689	1,656	2.0%	861	864	(0.3)%
Other	5,335	16,697	16,758	(0.4)%	6,145	6,413	(4.2)%	10,552	10,345	2.0%	967	965	0.2%
Secondary Markets	27,099	$84,870	$85,187	(0.4)%	$31,431	$32,272	(2.6)%	$53,439	$52,915	1.0%	$959	$957	0.2%

Total Same Store	71,945	$247,250	$247,812	(0.2)%	$90,686	$95,252	(4.8)%	$156,564	$152,560	2.6%	$1,051	$1,047	0.4%
MULTIFAMILY SAME STORE SEQUENTIAL QUARTER COMPARISONS

Supplemental Data S-6

MULTIFAMILY SAME STORE FULL YEAR COMPARISONS AS OF DECEMBER 31, 2016 AND 2015
Dollars in thousands, except unit and per unit data

	Units	Revenues			Expenses			NOI			Effective Rent per Unit
		2016	2015	% Chg	2016	2015	% Chg	2016	2015	% Chg	2016	2015	% Chg
Atlanta, GA	6,074	$91,144	$86,190	5.7%	$33,433	$32,862	1.7%	$57,711	$53,328	8.2%	$1,131	$1,067	6.0%
Austin, TX	5,838	83,543	79,667	4.9%	36,718	34,994	4.9%	46,825	44,673	4.8%	1,086	1,037	4.7%
Charlotte, NC	4,401	61,031	57,968	5.3%	19,559	19,355	1.1%	41,472	38,613	7.4%	1,052	996	5.6%
Dallas, TX	4,359	66,144	63,189	4.7%	27,379	26,423	3.6%	38,765	36,766	5.4%	1,171	1,123	4.3%
Raleigh/Durham, NC	4,397	57,257	55,272	3.6%	19,555	18,547	5.4%	37,702	36,725	2.7%	990	950	4.2%
Fort Worth, TX	4,093	56,389	52,817	6.8%	23,560	22,237	5.9%	32,829	30,580	7.4%	1,030	968	6.4%
Orlando, FL	3,190	50,072	46,933	6.7%	17,806	17,372	2.5%	32,266	29,561	9.2%	1,205	1,123	7.3%
Nashville, TN	3,207	46,642	44,690	4.4%	15,305	15,010	2.0%	31,337	29,680	5.6%	1,118	1,078	3.7%
Tampa, FL	2,878	42,878	40,776	5.2%	16,131	15,660	3.0%	26,747	25,116	6.5%	1,132	1,068	6.0%
Houston, TX	3,232	43,808	44,086	(0.6)%	18,989	18,679	1.7%	24,819	25,407	(2.3)%	1,044	1,052	(0.8)%
Phoenix, AZ	1,976	25,726	24,306	5.8%	8,592	8,550	0.5%	17,134	15,756	8.7%	978	927	5.5%
South Florida	480	9,448	9,020	4.7%	3,406	3,289	3.6%	6,042	5,731	5.4%	1,567	1,494	4.9%
Las Vegas, NV	721	8,597	8,020	7.2%	2,959	2,931	1.0%	5,638	5,089	10.8%	866	812	6.7%
Large Markets	44,846	$642,679	$612,934	4.9%	$243,392	$235,909	3.2%	$399,287	$377,025	5.9%	$1,090	$1,039	4.9%

Jacksonville, FL	3,202	$39,721	$38,194	4.0%	$13,934	$13,847	0.6%	$25,787	$24,347	5.9%	$972	$937	3.7%
Charleston, SC	2,648	37,548	36,110	4.0%	13,094	12,957	1.1%	24,454	23,153	5.6%	1,076	1,027	4.8%
Savannah, GA	2,219	29,268	28,617	2.3%	11,008	10,452	5.3%	18,260	18,165	0.5%	990	974	1.6%
Richmond, VA	1,668	21,520	20,901	3.0%	7,299	7,197	1.4%	14,221	13,704	3.8%	979	945	3.6%
Memphis, TN	1,811	20,856	19,950	4.5%	9,013	8,897	1.3%	11,843	11,053	7.1%	882	852	3.5%
San Antonio, TX	1,504	20,601	20,334	1.3%	8,852	8,625	2.6%	11,749	11,709	0.3%	1,057	1,046	1.1%
Greenville, SC	1,748	18,404	17,708	3.9%	6,994	7,004	(0.1)%	11,410	10,704	6.6%	783	758	3.3%
Birmingham, AL	1,462	18,578	18,357	1.2%	7,633	7,322	4.2%	10,945	11,035	(0.8)%	944	936	0.9%
Little Rock, AR	1,368	15,480	15,223	1.7%	5,700	5,583	2.1%	9,780	9,640	1.5%	880	874	0.7%
Jackson, MS	1,241	14,273	14,088	1.3%	5,296	5,308	(0.2)%	8,977	8,780	2.2%	862	847	1.8%
Fredericksburg, VA	741	11,851	11,512	2.9%	3,576	3,529	1.3%	8,275	7,983	3.7%	1,224	1,177	4.0%
Huntsville, AL	1,228	13,117	12,716	3.2%	5,079	5,065	0.3%	8,038	7,651	5.1%	776	763	1.7%
Lexington, KY	924	10,223	9,922	3.0%	3,638	3,626	0.3%	6,585	6,296	4.6%	851	829	2.7%
Other	5,335	66,443	64,068	3.7%	24,714	23,906	3.4%	41,729	40,162	3.9%	957	921	3.9%
Secondary Markets	27,099	$337,883	$327,700	3.1%	$125,830	$123,318	2.0%	$212,053	$204,382	3.8%	$950	$923	2.9%

Total Same Store	71,945	$980,562	$940,634	4.2%	$369,222	$359,227	2.8%	$611,340	$581,407	5.1%	$1,037	$995	4.2%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE
Dollars in thousands
		Units as of December 31, 2016				Projected			Development Costs
						Initial
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Market	Total	Delivered	Leased	Date	Date	Date	Date(1)	Cost	Q4 2016	After

Post Parkside at Wade II	Raleigh/Durham, North Carolina	406	263	213	4Q14	2Q16	2Q17	3Q17	$58,900	$55,528	$3,372
Retreat at West Creek II	Richmond, Virginia	82	—	53	4Q15	1Q17	2Q17	3Q17	15,100	12,530	$2,570
CG at Randal Lakes II	Orlando, Florida	314	212	192	2Q15	2Q16	2Q17	4Q17	41,300	35,060	$6,240
Post Afton Oaks	Houston, Texas	388	225	29	3Q14	4Q16	2Q17	2Q18	79,900	76,363	$3,537
The Denton II	Kansas City, Missouri-Kansas	154	—	—	4Q15	3Q17	4Q17	3Q18	25,400	12,526	$12,874
Post South Lamar II	Austin, Texas	344	—	—	1Q15	2Q17	4Q17	4Q18	65,600	44,351	$21,249
Post Millennium Midtown	Atlanta, Georgia	332	—	—	2Q15	3Q17	1Q18	4Q18	91,100	44,648	$46,452
Post River North	Denver, Colorado	358	—	—	4Q15	4Q17	1Q18	2Q19	88,200	46,604	$41,596
Post Centennial Park	Atlanta, Georgia	438	—	—	1Q16	1Q18	3Q18	4Q19	96,300	34,150	$62,150
Total Active		2,816	700	487					$561,800	$361,760	$200,040

(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.

MULTIFAMILY LEASE-UP COMMUNITIES

		As of December 31, 2016
		Total	Percent	Construction	Expected
	Market	Units	Occupied	Finished	Stabilization(1)
Residences at Fountainhead	Phoenix, Arizona	322	85.1%	(2)	2Q17
Innovation Apartment Homes	Greenville, South Carolina	336	81.8%	(2)	3Q17
1201 Midtown	Charleston, South Carolina	302	82.1%	(2)	4Q17
Total		960	83.0%

(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.
(2) Property was acquired while still in lease-up and construction was complete prior to acquisition by MAA.

2016 ACQUISITION ACTIVITY
Dollars in thousands

Multifamily Acquisitions	Market	Apartment Units	Year Built	Closing Date	YTD NOI
The Apartments at Cobblestone Square	Fredericksburg, Virginia	314	2012	March 1, 2016	$3,273
Residences at Fountainhead	Phoenix, Arizona	322	2015	June 30, 2016	1,196
Yale at 6th	Houston, Texas	352	2015	September 8, 2016	1,591
Innovation Apartment Homes	Greenville, South Carolina	336	2015	September 22, 2016	612
1201 Midtown	Charleston, South Carolina	302	2015	December 15, 2016	151

Land Acquisitions	Market	Acres	Closing Date
1201 Midtown	Charleston, South Carolina	4	December 29, 2016

Supplemental Data S-8

2016 DISPOSITION ACTIVITY
Dollars in thousands

Multifamily Dispositions	Market	Apartment Units	Year Built	Closing Date	YTD NOI
Colonial Village at Mill Creek	Winston-Salem, North Carolina	220	1984	August 18, 2016	$595
Corners at Crystal Lake	Winston-Salem, North Carolina	240	1982	August 18, 2016	717
Colonial Village at Glen Eagles	Winston-Salem, North Carolina	310	1990/2000	August 18, 2016	1,056
Colonial Grand at Autumn Park	Greensboro, North Carolina	402	2001/04	August 18, 2016	1,829
Abbington Place	Huntsville, Alabama	152	1987	September 13, 2016	492
Colonial Village at Greystone	Charlotte, North Carolina	408	1998/2000	September 13, 2016	1,892
Colonial Village at Stone Point	Charlotte, North Carolina	192	1986	September 13, 2016	941
Colonial Village at Woodlake	Raleigh/Durham, North Carolina	266	1996	November 17, 2016	1,624
Colonial Village at Tradewinds	Norfolk/Hampton/Virginia Beach, Virginia	284	1988	November 17, 2016	1,672
Colonial Village at Harbour Club	Norfolk/Hampton/Virginia Beach, Virginia	213	1988	November 17, 2016	1,247
Colonial Village at Main Park	Dallas, Texas	192	1994	November 17, 2016	1,137
Lane at Towne Crossing	Dallas, Texas	384	1983	November 17, 2016	2,090

Commercial Dispositions	Market	Square Feet	Year Built	Closing Date	YTD NOI
Colonial Promenade Nord du Lac	Covington, Louisiana	295,447	2011	March 28, 2016	$460
Land Title Building(1)	Birmingham, Alabama	29,971		May 23, 2016	—

Land Dispositions	Market	Acres	Closing Date
McKinney(2)	Dallas, Texas	30	February 4, 2016
Colonial Promenade Nord du Lac - Outparcels	Covington, Louisiana	25	March 28, 2016
Colonial Grand at Heathrow - Adjacent Land Parcels	Orlando, Florida	11	April 7, 2016 and April 13, 2016
CP Huntsville - Outparcel	Huntsville, Alabama	1	June 29, 2016
(1) This property was sold by Six Hundred Building Partners, a joint venture, in which MAA owned a 33.3% interest.
(2) This property consisting of undeveloped land was sold by McDowell CRLP McKinney JV, LLC, a joint venture, in which MAA owned a 25% interest.

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF DECEMBER 31, 2016
Dollars in thousands

DEBT SUMMARIES
			Effective	Contract	Average Years
		Percent of	Interest	Interest	to Rate
	Balance	Total	Rate	Rate	Maturity
Floating Versus Fixed Rate or Hedged Debt
Fixed rate or swapped debt	$3,849,712	85.6%	3.9%	4.3%	4.2
Capped debt	50,000	1.1%	1.1%	1.1%	1.3
Floating (unhedged) debt	600,000	13.3%	1.5%	1.5%	0.1
Total	$4,499,712	100.0%	3.5%	3.9%	3.6

			Effective	Contract	Average Years
		Percent of	Interest	Interest	to Contract
	Balance	Total	Rate	Rate	Maturity
Secured Versus Unsecured Debt
Unsecured debt	$3,180,624	70.7%	3.4%	3.4%	4.4
Secured debt	1,319,088	29.3%	3.6%	5.0%	2.5
Total	$4,499,712	100.0%	3.5%	3.9%	3.9

	Total	Percent of		Q4 2016	Percent of
	Cost	Total		NOI	Total
Unencumbered Versus Encumbered Assets
Unencumbered gross assets	$10,664,284	80.3%		$152,402	78.4%
Encumbered gross assets	2,615,008	19.7%		41,922	21.6%
Total	$13,279,292	100.0%		$194,324	100.0%

FIXED OR HEDGED INTEREST RATE MATURITIES

							Average
	Fixed	Interest	Total		Interest	Total	Years to
	Rate	Rate	Fixed Rate	Contract	Rate	Fixed or	Rate
Maturity	Debt	Swaps	Balances	Rate	Caps	Hedged	Maturity
2017	$200,623	$299,098	$499,721	3.1%	$25,000	$524,721
2018	138,945	250,692	389,637	4.0%	25,000	414,637
2019	754,785	—	754,785	5.8%	—	754,785
2020	166,843	298,944	465,787	3.3%	—	465,787
2021	199,004	—	199,004	5.2%	—	199,004
Thereafter	1,540,778	—	1,540,778	4.0%	—	1,540,778
Total	$3,000,978	$848,734	$3,849,712	4.2%	$50,000	$3,899,712	4.2

Supplemental Data S-10

DEBT AND DEBT COVENANTS AS OF DECEMBER 31, 2016 (CONTINUED)
Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

	Key Bank Unsecured	Public Bonds	Other Unsecured	Secured	Total
2017	$—	$152,338	$17,980	$110,305	$280,623
2018	—	—	300,616	169,021	469,637
2019		—	19,950	734,835	754,785
2020	490,000	—	149,729	166,843	806,572
2021	—	—	221,888	126,486	348,374
Thereafter	—	1,380,479	447,644	11,598	1,839,721
Total	$490,000	$1,532,817	$1,157,807	$1,319,088	$4,499,712

DEBT COVENANT ANALYSIS(1)

Bond Covenants	Required	Actual	Compliance
Total debt to total assets	60% or less	33.9%	Yes
Total secured debt to total assets	40% or less	9.9%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	4.91x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	335%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	29.2%	Yes
Total secured debt to total capitalized asset value	40% or Less	8.5%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	4.14x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	25.4%	Yes
(1) The calculations of the Bond Covenants and Bank Covenants above are specifically defined in Mid-America Apartments, L.P.'s debt agreements, and as such, these calculations may not be consistent with those found earlier in this document.

Supplemental Data S-11

2017 GUIDANCE

MAA provides guidance on FFO per Share and AFFO per Share, which are non-GAAP measures, along with guidance for expected Net income per diluted common share. A reconciliation of expected Net income per diluted common share to expected FFO per Share and AFFO per Share are provided below.

Full Year 2017
Earnings
Net income per diluted common share	$1.82 to $2.02
Midpoint	$1.92
FFO per Share - diluted	$5.72 to $5.92
Midpoint	$5.82
AFFO per Share - diluted	$5.12 to $5.32
Midpoint	$5.22

Same Store Communities:
Number of units	93,034
Property revenue growth	3.0% to 3.5%
Property operating expense growth	3.0% to 4.0%
NOI growth	3.0% to 3.5%
Real estate tax expense growth	5.0% to 6.0%

Corporate Expenses:
General and administrative and Property management expenses	$85.0 to $87.0 million
Income tax expense	$2.0 to $3.0 million

Transaction/Investment Volume:
Acquisition volume	$300 to $400 million
Disposition volume	$125 to $175 million
Development investment	$150 to $250 million

Debt:
Average effective interest rate	3.4% to 3.6%
Capitalized interest	$7.0 to $8.0 million
Mark to market adjustment	$16.0 to $18.0 million

Other Items:
Merger and integration expenses	$16.0 to $20.0 million

RECONCILIATION OF NET INCOME GUIDANCE TO FFO AND AFFO GUIDANCE
	2017 Full Year Guidance Range
	Low	High
Earnings per common share - diluted	$1.82	$2.02
Real estate depreciation	3.95	3.95
Amortization other	0.27	0.27
Gains on sale of depreciable assets	(0.32)	(0.32)
FFO per Share	5.72	5.92
Recurring capital expenditures	(0.60)	(0.60)
AFFO per Share	$5.12	$5.32

Supplemental Data S-12

CREDIT RATINGS

	Rating	Outlook
Fitch Ratings (1)	BBB+	Stable
Moody's Investors Service (2)	Baa2	Positive
Standard & Poor's Ratings Services (1)	BBB+	Stable

(1)	Corporate credit rating assigned to Mid-America Apartment Communities, Inc. and its primary operating partnership, Mid-America Apartments, L.P.

(2)	Corporate credit rating assigned to Mid-America Apartments, L.P., the primary operating partnership of Mid-America Apartment Communities, Inc.

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q1 2017	Q2 2017	Q3 2017	Q4 2017
Earnings release & conference call	Late April	Late July	Late October	Early February

Dividend Information - Common Shares:	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
Declaration Date	12/8/2015	3/22/2016	5/17/2016	9/27/2016	12/8/2016
Record Date	1/15/2016	4/15/2016	7/15/2016	10/14/2016	1/13/2017
Payment Date	1/29/2016	4/29/2016	7/29/2016	10/31/2016	1/31/2017
Distributions Per Share	$0.82	$0.82	$0.82	$0.82	$0.87

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, 10-Qs, 10-Ks and other information call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA's quarterly conference call, is also available on the "For Investors" page of MAA's website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Finance
Jennifer Patrick	Investor Relations

Supplemental Data S-13